UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2008

Hana Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32626	32-0064979
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

7000 Shoreline Court, Suite 370, South San Francisco, CA		94080
(Address of principal executive offices)		(Zip Code)

(650) 588-6404
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2008, Isaac Kier, a director of Hana Biosciences, Inc. (the “Company”), informed the Nominating and Corporate Governance Committee of the Company’s Board of Directors that he does not wish to stand for re-election at the Company’s 2008 Annual Meeting of Stockholders. Accordingly, Mr. Kier’s service as a director of the Company will terminate upon the expiration of his term at the Company’s 2008 Annual Meeting, which is expected to be held May 28, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANA BIOSCIENCES, INC.

Date: April 3, 2008	By: /s/ John P. Iparraguirre
John P. Iparraguirre
Vice President, Chief Financial Officer